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STATE OF GEORGIA                                                 EXHIBIT 10.32.3
COUNTY OF GWINNETT

                       FOURTH AMENDMENT TO LEASE AGREEMENT

         THIS FOURTH AMENDMENT TO LEASE AGREEMENT (the "Fourth Amendment") is made as of this 21st day of December, 2000, by and between 1998 AUGUSTUS PARTNERS, L. P. (hereinafter referred to as "Landlord") and FULL LINE DISTRIBUTORS, FKA L.A.T. SPORTSWEAR, INC. (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant have previously entered into a Lease Agreement (the "Lease") dated October 17, 1994; First Amendment to Lease dated May 26, 1995; and Second Amendment to Lease Agreement dated July 15, 1999; Third Amendment to Lease Agreement dated November 16, 1999, covering premises consisting of 70,000 square feet of office/warehouse space located at 2650 Button Gwinnett Drive, Doraville, Gwinnett County, Georgia (the "Premises"), which Lease is fully incorporated herein and made a part hereof by reference; and

         WHEREAS, Landlord and Tenant have mutually agreed to amend the Lease to provide that the term of the Lease shall be more specifically and accurately stated:

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements recited hereinafter, it is agreed as follows:


                                       1.

         Terms used herein which are defined in the Lease shall have the same meaning ascribed to them in the Lease.

                                       2.

         Article 2 of the Lease, "Term", shall be amended to provide that the term of the Lease shall be extended for three (3) years commencing on January 1, 2001 and expiring on December 31, 2004.

                                       3.

         Landlord shall cause improvements according to the attached proposal. Landlord shall pay $50,000.00 of the $61,359.00 improvements. Contractor(s) shall bill the Landlord directly for $50,000.00 of the improvements. Tenant shall pay the difference of $11,359.00 of the attached improvements.

                                       4.

         Article 3 of the Lease "Rental" shall be amended to provide for monthly rental as follows:

                  March 1, 2001 thru December 31, 2001 - $17,820

                  January 1, 2002 thru December 31,2004 - $18,870

         The above amounts are payable promptly on the first day of each month, in advance, commencing on March 1, 2001.

                                       5.

         Tenant shall have a first right of refusal for the adjoining space(s). Landlord agrees to notify Tenant of the upcoming vacancy and also at time the space becomes available Tenant shall notify Landlord of his intent to Lease the space within Ten (10) working days of the notification.

                                       6.

         Except as modified hereby, all terms and conditions of the Lease shall continue in full force and effect, and Landlord and Tenant hereby ratify and confirm the Lease, as amended hereby. As of the date of this Fourth Amendment; Landlord and Tenant acknowledge each to the other that, to the best of their knowledge, no default exists under the Lease.


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                                       7.

         This Fourth Amendment to Lease shall bind and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns under the Lease.
                                       8.

         This Fourth Amendment is a Georgia contract and shall be interpreted, construed and enforced under the laws of the State of Georgia.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment to Lease Agreement under seal as of the date first above written.

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Signed, sealed and delivered as to Landlord on this                     LANDLORD:
   19     day of           January          , 2001,                     1998 AUGUSTUS PARTNERS, L.P.
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in the presence of:                                                     BY: 1998 WINSTON MANAGEMENT COMPANY, LLC,
                                                                            GENERAL PARTNER


 /s/ Laura Jenkins                                                      By:  /s/ John W. Rooker
-----------------------------------------------------                      --------------------------------------------------
Witness                                                                      John W. Rooker, Member


  /s/ Connie W. Holbert
-----------------------------------------------------
Notary Public                                                           By:  /s/ Cynthia W. Rooker
                                                                           --------------------------------------------------
Commission Expires:  August 31, 2002                                         Cynthia W. Rooker, Member
                   ----------------------------------

Date Signed:  1-19-2001
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Signed, sealed and delivered as to Tenant on this                       TENANT:
  17th     day of                   January          , 2001,            FULL LINE DISTRIBUTORS, FKA
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in the presence of:                                                     L.A.T. SPORTSWEAR, INC.



  /s/ Jeffery S. Hudgins                                                By:  /s/ Gina Watson-McElroy
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Witness


  /s/ Sandra K. Simkins                                                 Title:  Exec. V.P. Ops
-----------------------------------------------------                         -----------------------------------------------
Notary Public
Commission Expires:  February 27, 2004                                                            (Corporate Seal)
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Date Signed:  January 17, 2001
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